UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2007

INTEGRAL SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Maryland	0-18603	52-1267968
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5000 Philadelphia Way, Lanham, Maryland	20706-4417
(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code: (301) 731-4233

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01.	Entry into a Material Definitive Agreement.

On January 31, 2007, Integral Systems, Inc. (the “Company”) entered into a letter agreement (the “Letter Agreement”) with Fursa Alternative Strategies LLC (“Fursa”), William F. Harley, III (“Harley”), and Chartwell Capital Investors II, L.P. (“Chartwell”). The Company believes that both Fursa and Chartwell are beneficial owners of more than five percent (5%) of the Company’s outstanding common stock.

The Letter Agreement provides that Fursa, Harley, and Chartwell will not initiate or support a change in the membership of the Company’s Board of Directors prior to 2008. Under the terms of the Letter Agreement, the parties have agreed as follows: the Company will undo changes it made to its by-laws in March 2006 (except for certain changes addressing the conduct of meetings); Harley will join the Board at the next Board meeting; the Company’s slate of directors to be recommended for election at the 2007 Annual Meeting of the Company’s stockholders will include Harley and seven (7) currently serving members of the Board; a new outside Chairman would be selected from among the existing directors by the Board prior to the 2007 Annual Meeting of the Company’s stockholders; beginning at the next Board meeting, the entire Board will work together to identify available strategic alternatives, and set goals for enhancing stockholder value; Chartwell agrees to withdraw its previously submitted stockholder proposal; and the Annual Meeting will be conducted in accordance with the provisions of the Addendum attached to the Letter Agreement. Under the terms of the Letter Agreement, any failure by the Company to honor its commitments thereunder will release Harley, Fursa, and Chartwell from their respective commitments. A copy of the Letter Agreement is attached hereto as Exhibit 10.1.

A copy of a press release with respect to the Letter Agreement is attached hereto as Exhibit 99.1.

Section 9 – Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
10.1	Letter Agreement dated January 31, 2007 by and among Integral Systems, Inc., Fursa Alternative Strategies LLC, William F. Harley, III, and Chartwell Capital Investors II, L.P.

99.1	Press Release dated February 6, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEGRAL SYSTEMS, INC.

By:	/s/ Peter J. Gaffney
Peter J. Gaffney
Chief Executive Officer

Date: February 6, 2007

EXHIBIT INDEX

Exhibit Number	Description
10.1	Letter Agreement dated January 31, 2007 by and among Integral Systems, Inc., Fursa Alternative Strategies LLC, William F. Harley, III, and Chartwell Capital Investors II, L.P.

99.1	Press Release dated February 6, 2007